Other Assets	12 Months Ended
Dec. 31, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Assets	OTHER ASSETS

($ millions)	2022	2021
Employee future benefits (Note 23)	274	259
Equity investments (1)	201	92
Supplemental Executive Retirement Plan ("SERP")	155	165
RECs (Note 8)	142	112
Derivatives	118	40
Other investments	115	86
Operating leases (Note 15)	43	40
Deferred compensation plan	40	42
Other	125	119
	1,213	955
(1)    Includes investments in Belize Electricity and Wataynikaneyap Partnership

ITC, UNS Energy and Central Hudson provide additional post-employment benefits through SERPs and deferred compensation plans for directors and officers. The assets held to support these plans are reported separately from the related liabilities (Note 16). Most plan assets are held in trust and funded mainly through life insurance policies and mutual funds. Assets in mutual and money market funds are recorded at fair value on a recurring basis (Note 25).